UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2006

                              Compuware Corporation
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 000-20900

               Michigan                                 38-2007430
     (State or other jurisdiction           (I.R.S. Employer Identification No.)
   of incorporation or organization)

 One Campus Martius, Detroit, Michigan                  48226-5099
(Address of Principal Executive Offices)                (Zip Code)

      (Registrant's telephone number, including area code): (313) 227-7300

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

      On January 26, 2006, Compuware Corporation ("Compuware") issued a press release announcing financial results for its third quarter ended December 31, 2005 and certain other information. A copy of the press release is furnished with the Report as Exhibit 99.1.

      A transcript of the conference call held on January 26, 2006 is furnished with the Report as Exhibit 99.2.

Forward-Looking Statements

      Certain statements in this Current Report on Form 8-K, including but not limited to statements set forth in the attached press release, may constitute forward-looking statements. These forward looking statements involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized and that could cause actual results to differ materially from Compuware's expectations in these statements. For more information about other risks that could affect the forward-looking statements herein, please see Compuware's most recent quarterly report on Form 10-Q, annual report on Form 10-K and other filings made with the Securities and Exchange Commission. Compuware expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      (b) and (c):

            On January 26, 2006, Compuware Corporation ("Compuware") issued a press release announcing that, on that date, high-level organizational changes in the existing executive management team became effective. A copy of the press release is furnished with the Report as Exhibit 99.1.

            Henry A. Jallos has been appointed President and Chief Operating Officer for Compuware Products. Mr. Jallos, age 57, has served as Executive Vice President, Global Account Management since October 2001 and as Executive Vice President, Products Division from September 1998 through October 2001. From August 1994 through August 1998, Mr. Jallos served as Senior Vice President, Worldwide Sales.

            Robert C. Paul has been appointed President and Chief Operating Officer for Compuware Covisint. Mr. Paul, age 43, has served as Chief Executive Officer and President of Covisint since its acquisition in March 2004. He had spent nearly three years at Covisint prior to the acquisition. Before joining Covisint, Mr. Paul spent one year as President of SYNAPZ, a division of Future Three Corporation, and nearly two years as President and Chief Operating Officer at Coherent Networks International.

            Tommi A. White has been appointed President and Chief Operating Officer for Compuware Services. Ms. White, age 55, has served as Chief Operating Officer since October 2001. She joined Compuware in August 2001 as Executive Vice President. Before joining Compuware, Ms. White was Executive Vice President, Chief Administration and Technology Officer at Kelly Services, Inc. Ms. White was at Kelly Services, Inc. for nearly nine years

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits.

            99.1  Press Release, dated January 26, 2006.

            99.2  Transcript of conference call held on January 26, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMPUWARE CORPORATION

Date: January 27, 2006                      By:  /s/ Laura L. Fournier
                                                 -------------------------------
                                                 Laura L. Fournier
                                                 Senior Vice President
                                                 Chief Financial Officer


                                INDEX OF EXHIBITS

         Exhibit
           No.                             Description
         -------      ----------------------------------------------------------
         99.1         Press Release, dated January 26, 2006.

         99.2         Transcript of conference call held on January 26, 2006.